The Bancorp, Inc. Reports Third Quarter 2015 Financial Results

Wilmington, DE – October 29, 2015 – The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported financial results for third quarter 2015.

Bancorp reported net loss of $5.6 million or diluted loss per share of $0.15 for third quarter 2015 compared to net income of $25.0 million or $0.66 earnings per diluted share in third quarter 2014.  Net loss from continuing operations for third quarter 2015 was $7.4 million or $0.20 per diluted share compared to net income of $5.8 million or $0.15 per diluted share in third quarter 2014.   The third quarter 2015 net loss in continuing operations reflected $11.7 million of pretax Bank Secrecy Act (“BSA”) and lookback consulting expenses and variability in Bancorp’s non-interest income from the sale of loans into secondary commercial mortgage backed securities markets (“CMBS”). Lookback expenses are being incurred to analyze historical transactions for compliance with suspicious activity reporting requirements.  Income from continuing operations does not include any income which may result upon the reinvestment of the proceeds of  sales we are pursuing from the approximately $588.7 million of commercial and residential loans in the Bancorp’s discontinued operations.

Financial Highlights

Continuing Operations:

•
Gain of $34.4 million, prior to disposition and transaction expenses, upon the October 22, 2015 sale of the majority of the health savings account (“H.S.A.”)  portfolio is not reflected in third quarter 2015 results.

•	Increases over prior year loan balances in security-backed lines of credit (“SBLOC”) 35%, Small Business Administration (“SBA”) 35% and Leasing 11%.

•	17% increase in net interest income to $17.8 million compared to $15.3 million in third quarter 2014.

•	Loans and CMBS loans held for sale in continuing operations totaled $1.35 billion at September 30, 2015 compared to $992.5 million at September 30, 2014, a 36% increase.

•
Tier one capital to assets, tier one capital to risk-weighted assets, total capital to risk-weighted assets and common equity-tier 1 were 6.27%, 14.14%, 14.35% and 14.14%, compared to well capitalized minimums of 5%, 8%, 10% and 6.5%.

Frank M. Mastrangelo, Bancorp’s Chief Executive Officer, said, “The third quarter continued to show progress in the transition to what we believe, and our historical results evidence, are better performing lines of business. Growth in our SBLOC, SBA, and Leasing portfolios drove a net interest income increase of 17% to $17.8 million for the quarter. Prepaid  and Payment Sponsorship fee income, our principal non-interest income driver, showed a narrowing in its decrease to the prior year third quarter, compared to the reduction in second quarter 2015 versus second quarter 2014. We believe that positive trends in growth will continue and year over year increases will result in 2016. Subsequent to September 30, 2015, we executed on a strategy to exit the majority of our H.S.A. administration business.  Those deposits were among those with the highest projected deposit costs, while related overhead largely offset profitability.  Those client relationships were sold at a gain of $34.4 million, prior to disposition and transaction expenses, which will improve our capital ratios at December 31, 2015 and the bank’s tax position relative to the utilization of its deferred tax assets. A December 2015 transfer date for the approximate $400 million of  H.S.A. deposits related to the sale, will reduce excess balances maintained at the Federal Reserve Bank.  Such excess balances increase average assets and lower capital ratios. Additionally, approximately $485 million of other higher cost deposit relationships, without adequate offsetting fee income or loan production potential, were exited in early October 2015.  Those exits will further reduce excess Federal Reserve Bank balances.

While the lookback consultant has continued to make progress toward final completion, costs continue to be in excess of estimates and were higher in the third quarter compared to prior quarters. Additionally, while the sale of loans into secondary CMBS markets contributes to annual profitability, quarterly results vary significantly. That variability and the lookback expenses were primary determinants in the continuing operations loss for the third quarter.  In coming quarters we look forward to the end of the lookback expenses and believe that the CMBS sales will return to profitability as previously demonstrated.  Those improvements, the expected prepaid card fee trends, as well as the loan and corresponding net interest income growth described earlier should be the primary drivers toward additional progress.

Book value at September 30, 2015 amounted to $8.31 compared to $7.88 at September 30, 2014. The Bancorp and its subsidiary, The Bancorp Bank, remain well capitalized.”

Non-Recurring Expense During Period:
(dollars in thousands)
	Three months ended	Nine months ended
	September 30, 2015	September 30, 2015
Continuing operations:
BSA consultant and lookback fees:	$11,687	$26,643
Regulatory related legal fees	413	1,689
Discontinued operations:
Restatement related audit fees	1,035	2,560
Other real estate owned expense	731	1,855
Pre-tax loss- continuing operations	(13,073)	(22,490)
Pre-tax income- discontinued operations	2,747	9,943
Pre-tax income after analysis of non-recurring fees	$3,540	$20,200

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 8:00 AM EDT Friday, October 30, 2015 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 877.787.4143, access code 58529199.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Friday, November 6, 2015 by dialing 855.859.2056, access code 58529199.

About Bancorp

The Bancorp, a leading provider of private-label banking and technology solutions for non-bank companies in the U.S., delivers a wide range of banking services to its customers, including the issuance of prepaid and debit cards, ACH payments, private label banking and merchant payment processing.  The Bancorp also engages in specialty lending, such as automobile-fleet leasing, the origination and sale of commercial real estate loans, SBA lending and SBLOCs. With operations in the U.S. and now in Europe, The Bancorp is dedicated to setting a new standard in financial services and payments innovation.  Since its formation in 2000, The Bancorp has become the leading issuer of prepaid cards, a National Preferred SBA Lender, a top ACH Originator, and one of the nation’s largest credit card transaction acquirers. For more information please visit www.thebancorp.com.

Forward-Looking Statements

Statements in this earnings release regarding Bancorp’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see Bancorp’s filings with the SEC, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of those filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Bancorp does not undertake to publicly revise or update forward-looking statements in this press release to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
aviroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
	(dollars in thousands except per share data)
Condensed income statement
Net interest income	$17,798	$15,268	$51,349	$43,710
Provision for loan and lease losses	625	158	1,800	2,606
Non-interest income
Service fees on deposit accounts	1,919	1,692	5,579	4,279
Card payment and ACH processing fees	1,493	1,369	4,242	3,989
Prepaid card fees	11,492	12,307	35,752	38,673
Gain (loss) on sale of loans	(830)	2,772	6,747	13,468
Gain (loss) on sales of investment securities	(335)	(35)	(62)	365
Leasing income	552	840	1,727	2,236
Debit card income	427	414	1,358	1,296
Affinity fees	1,083	649	2,391	1,851
Other non-interest income	1,498	299	5,066	1,217
Total non-interest income	17,299	20,307	62,800	67,374
Non-interest expense
Bank Secrecy Act and lookback consulting expenses	11,687	2,749	26,643	4,918
Other non-interest expense	35,858	30,386	108,196	93,434
Total non-interest expense	47,545	33,135	134,839	98,352
Income (loss) from continuing operations before income tax expense	(13,073)	2,282	(22,490)	10,126
Income tax benefit	(5,706)	(3,560)	(10,817)	(594)
Net income (loss) from continuing operations	(7,367)	5,842	(11,673)	10,720
Net income from discontinued operations, net of tax	1,792	19,127	6,486	26,198
Net income (loss) available to common shareholders	$(5,575)	$24,969	$(5,187)	$36,918

Net income (loss) per share from continuing operations - basic	$(0.20)	$0.15	$(0.31)	$0.28
Net income per share from discontinued operations - basic	$0.05	$0.51	$0.17	$0.70
Net income (loss) per share - basic	$(0.15)	$0.66	$(0.14)	$0.98

Net income (loss) per share from continuing operations - diluted	$(0.20)	$0.15	$(0.31)	$0.28
Net income per share from discontinued operations - diluted	$0.05	$0.51	$0.17	$0.68
Net income (loss) per share - diluted	$(0.15)	$0.66	$(0.14)	$0.96
Weighted average shares - basic	37,758,322	37,608,862	37,754,110	37,698,759
Weighted average shares - diluted (a)	37,758,322	38,002,639	37,754,110	38,429,202

(a) For loss periods the weighted averages shares - basic is used in both the basic and diluted computations.

Balance sheet	September 30,	June 30,	March 31,	September 30,
	2015	2015	2015	2014
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$4,002	$13,269	$18,636	$9,913
Interest earning deposits at Federal Reserve Bank	995,441	936,989	994,400	430,117
Securities sold under agreements to resell	37,970	40,068	46,250	55,450
Total cash and cash equivalents	1,037,413	990,326	1,059,286	495,480

Investment securities, available-for-sale, at fair value	1,316,706	1,370,027	1,442,665	1,442,049
Investment securities, held-to-maturity	93,604	93,649	93,662	96,951
Loans held for sale, at fair value	354,600	284,501	239,820	136,115
Loans, net of deferred fees and costs	994,518	968,033	870,901	856,428
Allowance for loan and lease losses	(4,194)	(4,352)	(4,243)	(5,300)
Loans, net	990,324	963,681	866,658	851,128
Federal Home Loan Bank & Atlantic Central Bankers Bank stock	1,062	1,063	1,003	3,409
Premises and equipment, net	18,893	19,271	19,158	17,536
Accrued interest receivable	11,232	11,526	11,290	11,061
Intangible assets, net	5,248	5,541	5,791	6,573
Other real estate owned	-	-	-	725
Deferred tax asset, net	33,857	35,874	32,025	71,021
Investment in unconsolidated entity	186,656	187,186	190,783	-
Assets held for sale	611,729	651,158	842,574	1,066,029
Other assets	53,123	43,804	43,734	39,046
Total assets	$4,714,447	$4,657,607	$4,848,449	$4,237,123

Liabilities:
Deposits
Demand and interest checking	$4,002,638	$3,993,393	$4,182,656	$3,554,484
Savings and money market	376,577	321,264	307,988	324,015
Time deposits	-	1,400	1,400	231
Time deposits, $100,000 and over	-	-	-	2,895
Total deposits	4,379,215	4,316,057	4,492,044	3,881,625

Securities sold under agreements to repurchase	1,034	2,357	7,959	21,496
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	7,100	10,038	12,992	23,603
Total liabilities	$4,400,750	$4,341,853	$4,526,396	$3,940,125

Shareholders' equity:
Common stock - authorized, 50,000,000 shares of $1.00 par value; 37,858,322 and 37,808,777 shares issued at September 30, 2015 and 2014, respectively	37,858	37,858	37,858	37,809
Treasury stock (100,000 shares)	(866)	(866)	(866)	(866)
Additional paid-in capital	299,470	298,978	298,402	297,122
Retained earnings	(33,429)	(27,854)	(28,029)	(48,435)
Accumulated other comprehensive income	10,664	7,638	14,688	11,368
Total shareholders' equity	313,697	315,754	322,053	296,998

Total liabilities and shareholders' equity	$4,714,447	$4,657,607	$4,848,449	$4,237,123

Average balance sheet and net interest income	Three months ended September 30, 2015			Three months ended September 30, 2014
(dollars in thousands)				(restated)
	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$1,292,533	$12,466	3.86%	$907,691	$9,032	3.98%
Leases - bank qualified*	30,091	530	7.05%	16,706	218	5.22%
Investment securities-taxable	940,590	4,562	1.94%	1,029,544	5,311	2.06%
Investment securities-nontaxable*	518,691	4,765	3.67%	526,393	4,858	3.69%
Interest earning deposits at Federal Reserve Bank	957,078	580	0.24%	477,609	285	0.24%
Federal funds sold and securities purchased under agreement to resell	40,705	143	1.41%	31,153	105	1.35%
Net interest earning assets	3,779,688	23,046	2.44%	2,989,096	19,809	2.65%

Allowance for loan and lease losses	(4,385)			(8,473)
Assets held for sale	627,806	6,343	4.04%	1,227,796	12,689	4.13%
Other assets	286,839			5,642
	$4,689,948			$4,214,061

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,998,798	$2,850	0.29%	$3,565,814	$2,260	0.25%
Savings and money market	337,793	426	0.50%	312,890	361	0.46%
Time	410	1	0.98%	4,781	14	1.17%
Total deposits	4,337,001	3,277	0.30%	3,883,485	2,635	0.27%

Repurchase agreements	1,606	1	0.25%	18,396	14	0.30%
Subordinated debt	13,401	117	3.49%	13,401	116	3.46%
Total deposits and interest bearing liabilities	4,352,008	3,395	0.31%	3,915,282	2,765	0.28%

Other liabilities	12,957			14,615
Total liabilities	4,364,965			3,929,897

Shareholders' equity	324,983			284,164
	$4,689,948			$4,214,061
Net interest income on tax equivalent basis*		$25,994			$29,733

Tax equivalent adjustment		1,853			1,776

Net interest income		$24,141			$27,957
Net interest margin *			2.34%			2.81%

* Full taxable equivalent basis, using a 35% statutory tax rate.
** Includes loans held for sale.

Average balance sheet and net interest income	Nine months ended September 30, 2015			Nine months ended September 30, 2014
(dollars in thousands)				(restated)
	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$1,192,939	$34,231	3.83%	$858,829	$25,979	4.03%
Leases - bank qualified*	23,936	1,247	6.95%	17,756	708	5.32%
Investment securities-taxable	983,557	14,628	1.98%	1,037,344	15,804	2.03%
Investment securities-nontaxable*	524,913	14,443	3.67%	459,508	12,613	3.66%
Interest earning deposits at Federal Reserve Bank	1,001,027	1,759	0.23%	793,560	1,460	0.25%
Federal funds sold and securities purchased under agreement to resell	43,724	465	1.42%	28,612	296	1.38%
Net interest-earning assets	3,770,096	66,773	2.36%	3,195,609	56,860	2.37%

Allowance for loan and lease losses	(4,089)			(3,492)
Assets held for sale	743,594	22,275	3.99%	1,285,922	38,732	4.02%
Other assets	293,561			27,237
	$4,803,162			$4,505,276

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$4,122,409	$8,293	0.27%	$3,759,427	$6,795	0.24%
Savings and money market	323,307	1,286	0.53%	380,671	1,229	0.43%
Time	1,066	12	1.50%	9,624	83	1.15%
Total deposits	4,446,782	9,591	0.29%	4,149,722	8,107	0.26%

Short-term borrowings	-	-	0.00%	7	-	0.00%
Repurchase agreements	6,598	14	0.28%	17,262	37	0.29%
Subordinated debt	13,401	328	3.26%	13,401	344	3.42%
Total deposits and interest bearing liabilities	4,466,781	9,933	0.30%	4,180,392	8,488	0.27%

Other liabilities	9,702			16,873
Total liabilities	4,476,483			4,197,265

Shareholders' equity	326,679			308,011
	$4,803,162			$4,505,276
Net interest income on tax equivalent basis*		79,115			87,104

Tax equivalent adjustment		5,491			4,662

Net interest income		$73,624			$82,442
Net interest margin *			2.32%			2.59%

* Full taxable equivalent basis, using a 35% statutory tax rate.
** Includes loans held for sale.

Allowance for loan and lease losses:	Nine months ended		Year ended
	September 30,	September 30,	December 31,
	2015	2014	2014
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period (1)	$3,638	$3,881	$3,881

Loans charged-off:
SBA non real estate	66	42	307
Direct lease financing	9	323	323
SBLOC	-	-	3
Other consumer loans	1,176	847	871
Total	1,251	1,212	1,504

Recoveries:
SBA non real estate	-	-	12
Direct lease financing	-	-	25
Other consumer loans	7	25	22
Total	7	25	59
Net charge-offs	1,244	1,187	1,445
Provision charged to operations	1,800	2,606	1,202

Balance in allowance for loan and lease losses at end of period	$4,194	$5,300	$3,638
Net charge-offs/average loans	0.10%	0.14%	0.16%
Net charge-offs/average loans (annualized)	0.14%	0.18%	0.16%
Net charge-offs/average assets	0.03%	0.03%	0.03%
(1) Excludes activity from assets held for sale

Loan portfolio:	September 30,	June 30,	March 31,	September 30,
	2015	2015	2015	2014
	(dollars in thousands)

SBA non real estate	$64,988	$63,390	$62,385	$56,773
SBA commercial mortgage	116,545	85,234	84,430	95,492
SBA construction	5,191	16,977	15,181	16,472
Total SBA loans	186,724	165,601	161,996	168,737
Direct lease financing	223,929	222,169	220,559	201,825
SBLOC	539,240	512,269	447,649	399,365
Other specialty lending	12,119	32,118	1,862	36,247
Other consumer loans	23,502	27,044	30,120	41,854
	985,514	959,201	862,186	848,028
Unamortized loan fees and costs	9,004	8,832	8,715	8,400
Total loans, net of deferred loan fees and costs	$994,518	$968,033	$870,901	$856,428

Small business lending portfolio:	September 30,	June 30,	March 31,	September 30,
	2015	2015	2015	2014
	(dollars in thousands)

SBA loans, including deferred fees and costs	194,612	173,357	169,721	176,401
SBA loans included in HFS	86,245	65,885	52,219	31,332
Total SBA loans	$280,857	$239,242	$221,940	$207,734

Capital Ratios	Tier 1 capital	Tier 1 capital	Total capital	Common equity
	to average	to risk-weighted	to risk-weighted	tier 1 to risk
	assets ratio	assets ratio	assets ratio	weighted assets
As of September 30, 2015
The Bancorp	6.27%	14.14%	14.35%	14.14%
The Bancorp Bank	5.97%	13.47%	13.67%	13.47%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%	6.50%

As of December 31, 2014
The Bancorp	7.07%	11.54%	11.67%	n/a
The Bancorp Bank	6.46%	10.46%	10.59%	n/a
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%	n/a

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
Selected operating ratios:
Net interest margin	2.34%	2.81%	2.32%	2.59%
Book value per share	$8.31	$7.88	$8.31	$7.88

	September 30,	June 30,	March 31,	September 30,
	2015	2015	2015	2014
Asset quality ratios:
Nonperforming loans to total loans (1)	0.25%	0.34%	0.52%	0.56%
Nonperforming assets to total assets (1)	0.05%	0.07%	0.09%	0.13%
Allowance for loan and lease losses to total loans	0.42%	0.45%	0.49%	0.62%

Nonaccrual loans	$2,157	$2,666	$3,744	$4,495
Other real estate owned	-	-	-	725
Total nonperforming assets	$2,157	$2,666	$3,744	$5,220

Loans 90 days past due still accruing interest	$294	$620	$769	$264

(1) Nonperforming loan and asset ratios include nonaccrual loans and loans 90 days past due still accruing interest.

	Three months ended
	September 30,	June 30,	March 31,	September 30,
	2015	2015	2015	2014
Gross dollar volume (GDV):
Prepaid card GDV	$9,465,687	$10,006,333	$11,712,072	$9,323,312